FORBEARANCE AND LOAN EXTENSION AGREEMENT
(Revised and Reformed)

THIS FORBEARANCE AND LOAN EXTENSION AGREEMENT (Revised and Reformed) (this “Amendment”), is effective as of the 1st day of April, 2016, by and between OCEAN THERMAL ENERGY CORPORATION, a Delaware corporation with an address of 800 South Queen Street, Lancaster, PA 17603 (the “Borrower”), and DCO ENERGY, LLC, a New Jersey limited liability company with offices at 5429 Harding Highway, Building 500, Mays Landing, New Jersey 08330 (the “Lender”), on the following:

Premises

Borrower and Lender entered into that certain Loan Agreement as of February 10, 2012 (the “Loan Agreement”), providing for a loan of $1,000,000 from Lender to Borrower (the “Loan”). The obligation to repay the Loan is evidenced by that certain Promissory Note of even date executed and delivered by Borrower to Lender (the “Note”). The obligations evidenced by the Loan Agreement and Note are secured by a lien created under a Security Agreement dated as of the date of the Note and Loan Agreement. As additional consideration for the Loan, Borrower granted to Lender a warrant to purchase 3,295,761 shares of Borrower’s common stock at a price of $0.50 per share at any time on or before February 3, 2015 (the “Warrant”). The Loan Agreement, the Note, the Security Agreement, and the Warrant are together referred to as the “Loan Documents.” Pursuant to the terms of the Loan Documents, the Note was payable in full on or before February 3, 2015. The Note was not paid when due and is now in default.

Lender desires to forbear from seeking collection of the Note and exercising its remedies under the Loan Documents in order to enhance its financial recovery.

By forbearance and loan extension agreement dated April 1, 2016, the parties extended the due date of the Note and erroneously extended the expiration date of the Warrant, unaware that the Warrant had been exercised. This Amendment revises and reforms the original forbearance and loan extension agreement dated April 1, 2016, between the parties, which is merged with and into this Amendment.

Agreement

NOW, THEREFORE, for and in consideration of the foregoing premises, which are incorporated herein by reference, the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows.

1.           Confirmation of Indebtedness. Borrower confirms the indebtedness due Lender under the Loan Documents.

2.           Waiver of Default. Lender waives Borrower’s default as of the date of this Amendment under the Loan Documents and agrees not to take any action or seek any remedy or relief under any of the Loan Documents arising from the nonpayment by Borrower of the Note and Loan as of the date hereof.

3.           Forbearance and Extension. Lender shall forbear from collecting the Loan and Note under the Loan Documents or exercising any right or remedy thereunder as of the date hereof and extends the due date for repayment of the Loan and the payment of the Note to February 3, 2017. The Lender shall mark conspicuously on the original Note in Lender’s possession the foregoing extension or, at the request of the Borrower, execute and deliver to Borrower an amendment or allonge to be affixed to the Note further evidencing such extension.

4.           Confirmation of Loan Documents. Except as expressly modified by the terms of this Amendment, the terms, covenants, conditions, representations, and warranties, and each of them, of the Loan Documents shall remain in full force and effect.

6.           Signature. This Amendment may be executed in multiple counterparts of like tenor, each of which shall be deemed an original and all of which taken together will constitute one and the same instrument. Counterpart signatures of this Amendment that are manually signed and delivered by a uniquely marked, computer-generated signature in portable document format (PDF) or other electronic method shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner and shall be the same as the delivery of an original.

DATED this 23rd day of June, 2016, by the undersigned duly authorized signatories.

BORROWER:

OCEAN THERMAL ENERGY CORPORATION

By: /s/ Jeremy Feakins
Name: Jeremy Feakins
Title: Chairman & CEO

LENDER

DCO ENERGY, LLC

By: /s/ Frank DiCola
Name: Frank DiCola
Title: President & CEO